Fees Summary	Sep. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,700,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,934.67
Total Offset Amount	0.00
Net Fee	$ 3,934.67
Final Prospectus	false